Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”), dated as of August 28, 2014 (the “Amendment Effective Date”), is entered into by SUSSER PETROLEUM PARTNERS LP, a Delaware limited partnership (the “Borrower”), the lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and solely for purposes of Section 7 hereof, the Guarantors (as defined in the Credit Agreement defined below).

INTRODUCTION

Reference is made to the Credit Agreement dated as of September 25, 2012 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.

The Borrower has requested, and the Administrative Agent and the Lenders have agreed, to make certain amendments to the Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“ETP Acquisition” means a transaction pursuant to which Holdings and the Borrower become subsidiaries of Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P., the material terms of which are consistent with the terms described in the Agreement and Plan of Merger among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage Holdings, Inc., Drive Acquisition Corporation, Holdings and Energy Transfer Equity, L.P.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Change of Control” in its entirely with the following:

“Change of Control” means any of the following events or conditions: (i) prior to the consummation of the ETP Acquisition, (a) the General Partner shall cease to be the sole general partner of the Borrower; (b) Holdings shall cease, directly or indirectly, to own and control legally and beneficially more than 50% of the Equity Interests in the General Partner or any Person (other than Holdings) shall Control the General Partner; or

(c) a “change of control” or any comparable term under, and as defined in, any indenture, note agreement or other agreement governing any Qualified Offering that results in an “event of default” under such Qualified Offering, such Qualified Offering becoming due and payable before its maturity, or such Qualified Offering being subject to a repurchase, retirement or redemption right or option (whether or not exercised) and (ii) effective automatically upon the consummation of the ETP Acquisition, (a) the failure of the General Partner to constitute the sole general partner of the Borrower; (b) neither Energy Transfer Equity, L.P. nor Energy Transfer Partners, L.P. own, directly or indirectly, 51% of the Equity Interests in the General Partner which are entitled to vote for the board of directors or equivalent governing body of the General Partner or any Person (other than Energy Transfer Equity, L.P. nor Energy Transfer Partners, L.P.) shall Control the General Partner; or (c) a “change of control” or any comparable term under, and as defined in, any indenture, note agreement or other agreement governing any Qualified Offering that results in an “event of default” under such Qualified Offering, such Qualified Offering becoming due and payable before its maturity, or such Qualified Offering being subject to a repurchase, retirement or redemption right or option (whether or not exercised).

(c) Clause (vii) of Section 7.08 of the Credit Agreement is hereby amended by replacing it in its entirety with the following:

(vii) non-material transactions with Energy Transfer Partners, L.P., Energy Transfer Equity, L.P., Holdings or any of their respective Subsidiaries so long as, in each case, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and each such transaction is entered into in good faith and is in the best interests of the Borrower; and

Section 3. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 4. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance by each Loan Party and Holdings of this Amendment and the consummation of the transactions contemplated thereby (i) do not contravene the organizational documents of such Loan Party or Holdings, (ii) have been duly authorized by all necessary partnership, limited liability company or corporate action of each Loan Party and corporate action of Holdings, and (iii) are within each Loan Party’s partnership, limited liability company or corporate powers and Holdings’ corporate powers; (b) the Liens under the Collateral Documents are valid and subsisting and secure the Obligations; (c) this Amendment constitutes the legal, valid and binding obligation of each Loan Party and Holdings, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and subject to the availability of equitable remedies; (d) the representations and warranties contained in each Loan Document, after giving effect to this Amendment, are true and correct in all material respects, (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(d) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and (e) no Default exists or will result from this Amendment.

Section 5. Effect on Loan Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement or any other Loan Document. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 6. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein as of the Amendment Effective Date, upon the Administrative Agent’s (or its counsel’s) receipt of counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby.

Section 7. Reaffirmation of Guaranties and Collateral Documents. By its signature hereto, each Guarantor represents and warrants that (a) such Guarantor has no defense to the enforcement of the Subsidiary Guaranty or the Holdings Guaranty, as applicable, and that according to its terms the Subsidiary Guaranty and Holdings Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty and Holdings Guaranty following the execution of this Amendment and (b) the Liens created under the Collateral Documents to which such Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower’s obligations under the Credit Agreement and the other amounts described in such Collateral Documents following the execution of this Amendment.

Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 10. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

SUSSER PETROLEUM PARTNERS LP

By: Susser Petroleum Partners GP LLC, its general partner

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER HOLDINGS CORPORATION

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER PETROLEUM OPERATING COMPANY LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER PETROLEUM PROPERTY COMPANY LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

T&C WHOLESALE, LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

SUSSER ENERGY SERVICES LLC

By:	/s/ E.V. Bonner, Jr.
E.V. Bonner, Jr.
Executive Vice President, Secretary and General Counsel

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Denise Jones
Denise Jones
Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Adam C. Rose
Adam C. Rose
Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Vanessa Kurbatskiy
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darcy McLaren
Darcy McLaren
Director

BMO Harris Financing, Inc., as a Lender

By:	/s/ Katherine K. Robinson
Katherine K. Robinson
Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Jason S. York
Authorized Signatory

REGIONS BANK, as a Lender

By:	/s/ James E. Watkins
James E. Watkins
Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeremy A. Newsom
Jeremy A. Newsom
Senior Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/ Mike Ross
Mike Ross
Executive Vice President

COMPASS BANK, as a Lender

By:	/s/ Collis Sanders
Collis Sanders
Executive Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Elizabeth Willis
Elizabeth Willis
Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tony Alexander
Tony Alexander
VP

FROST BANK, as a Lender

By:	/s/ Mark Nolen
Mark Nolen
Senior Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Scott G. Axelrod
Vice President

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan F. Lindvall
Jonathan F. Lindvall
Vice President

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Michael N. Oakes
Michael N. Oakes
Senior Vice President

AMERICAN BANK, N.A., as a Lender

By:	/s/ Mark Meyer
Mark Meyer
Chief Lending Officer

KLEBERG BANK, N.A., as a Lender

By:	/s/ Pedro Azevedo
Pedro Azevedo
Senior Vice President